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                                                                   EXHIBIT 23.2


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

         As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated January 28, 2000 included in Weatherford International, Inc.'s Annual Report on Form 10-K for the fiscal year ended December 31, 1999, and to all references to our Firm included in this Registration Statement.


ARTHUR ANDERSEN LLP

Houston, Texas
May 5, 2000